UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 16, 2013

PSM Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-151807	90-0332127
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5900 Mosteller Drive, Oklahoma City, OK	73112
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (575) 624-4170

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01      Other Events.

On May 16, 2013, the Company issued a press release in regard to the financial results for the third quarter ended March 31, 2013. A copy of the press release is included with this report.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

99.1     Press Release, dated May 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSM Holdings, Inc.

Date: May 15, 2013	By	/s/ Ron Hanna
Ron Hanna, President

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